Exhibit 32
                                                                      ----------



                                  CERTIFICATION

By signing below, each of the undersigned officers hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge, (i) this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Lincoln Bancorp.

Signed this 16th day of May 2005.


CHIEF FINANCIAL OFFICER:                   CHIEF EXECUTIVE OFFICER:


/s/ John M. Baer                           /s/ Jerry R. Engle
---------------------------------          -------------------------------------
John M. Baer                               Jerry R. Engle
Secretary and Treasurer                    President and Chief Executive Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lincoln Bancorp and will be retained by Lincoln Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.